Exhibit 10.12

AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT AND WAIVER

This AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT AND WAIVER (this “Amendment”) is dated as of July 13, 2020, and is entered into by and among VINTAGE WINE ESTATES, INC., a California corporation (“Borrower Agent”), each other Subsidiary of Borrower Agent party to the Loan Agreement referenced below (together with the Borrower Agent, each a “Borrower” and, collectively “Borrowers”), the financial institutions party hereto (the “Lenders”), and BANK OF THE WEST, as administrative agent for the Lenders (in such capacity, “Agent”).

RECITALS

WHEREAS, Borrowers, the Lenders, and the Agent are parties to that certain Loan and Security Agreement, dated as of July 18, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, Events of Default have occurred under Section 8.1, Section 8.2.1 and  Section 10.2.1 of the Loan Agreement (the “Existing Events of Default”) as a result of Borrower Agent failing to deliver weekly Borrowing Base Certificates, weekly detailed aged trial balances of all Accounts during the period from February 19, 2020, through April 17, 2020, and incurring indebtedness under the Paycheck Protection Program in the amount of $6,524,977.00 from Bank of the West (the “PPP Loan”).

WHEREAS, Borrowers have requested that the Lenders waive the Existing Events of Default and Borrowers have also requested certain amendments to the Loan Agreement as set forth in more detail below, for which Agent has sought and obtained the consent of the Required Lenders, subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties agree as follows:

1.                                      DEFINITIONS.  All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

2.                                      AMENDMENTS.  The Loan Agreement is hereby amended as follows:

2.1                         New Defined Terms.  Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in alphabetical order:

“Amendment Number Three”: that certain Amendment Number Three to Loan and Security Agreement and Waiver, date July 13, 2020, among Borrowers, Lenders and Agent.

“Amendment Number Three Effective Date”: July 13, 2020.

“CARES Act”: the Coronavirus Aid, Relief and Economic Security Act, as amended.

“Covered Loan”: has the meaning set forth in Section 1106(a)(1) of the CARES Act.

“Covered Period”: has the meaning set forth in Section 1106(a)(3) of the CARES Act.

“Late Release Wine”: means wine that satisfies the following criteria: (a) wine designated in January of the applicable calendar year for late release by Borrower Agent and is either (i) white wine that is not older than four years following December 31 of its vintage year, or (ii) red wine that is not older than five years following December 31 of its vintage year, and (b) no sales of the applicable wine product shall have occurred during the calendar year subsequent to the year in which such wine is designated for late release.  Wine previously included in a Borrowing Base Certificate as a category other than Late Release Wine cannot be reclassified as Late Release Wine without the prior written consent of Agent, which consent shall be given or withheld by Agent in its sole discretion.  Wine which has been designated for late release in accordance with the preceding provisions of this definition cannot be reclassified by Borrower Agent as a different category of wine.

“PPP Loan”: has the meaning set forth in the Amendment Number Three.

2.2                         Change in the Definition of Eligible Inventory.  The definition of Eligible Inventory in Section 1.1 of the Loan Agreement is hereby deleted as is replaced by the following:

Eligible Inventory:  Inventory owned by a Borrower that is deemed by Agent, in its Permitted Discretion, to be Eligible Inventory; provided that, no Inventory shall be Eligible Inventory unless it (a) is located at a Borrower’s principal place of business or any other facility storing cased goods and/or bulk wine that (i) complies with such Borrower’s related representations and warranties contained in this Agreement, and (ii) has Inventory with an aggregate Value of not less than $100,000 at such location, (b) is not used, returned, obsolete, spoiled, inadequately sealed, packaged or stored, or otherwise unmerchantable, consigned, demonstrative or custom inventory, supplies (other than bulk wine), packing or shipping materials, (c) is (i) bulk whiskey and other bulk spirits, (ii) bulk wine, (iii) wholesale “FOB” cased wine or wholesale “FOB” cased spirits for which the stock keeping units have a Value in excess of $1,000, (iv) Retail Wine sold under a label that has been approved by Agent in its Permitted Discretion and for which the stock keeping units have a Value in excess of $1,000, or (v) Late Release Wine up to an aggregate value of $5,000,000, provided, that with respect to wholesale “FOB” cased wine and Retail Wine, it must be either (x) white wine that is not older than three years following December 31 of its vintage year, or (y) red wine that is either (1) not older than four years following December 31 of its vintage year, or (2) more than four years old following December 31 of its vintage year but does not exceed $10,000,000 in the aggregate in Value, or (z) non-vintage wine that is either (1) sparkling wine or is sold under the label “Middle Sister” but does not exceed $4,000,000 in the aggregate in Value, or (2) other non-vintage wine that is not older than one year following its release date; provided, further, that with respect to such wholesale “FOB” cased spirits they must not be older than one year from their release date and they must not exceed $8,000,000 in the aggregate in Value; (d) is not held on consignment, nor subject to any deposit or down payment; (e) meets all standards imposed by any Governmental Authority; (f) conforms with the covenants and representations herein; (g) is subject to Agent’s duly perfected, first priority Lien, and no other Lien (other than (x) Permitted Liens, and (y) any other Lien with respect to which Agent has established an appropriate reserve in its Permitted Discretion); (h) is within the continental United States, is not in transit (except (x) between locations of Borrowers, or (y) to another location disclosed to Agent with respect to which Agent has received an appropriate Lien Waiver or established an appropriate reserve in its Permitted Discretion, and is not consigned to any Person; (i) is not subject to any warehouse receipt or negotiable Document; (j) is not subject to any License or other arrangement that restricts such Borrower’s or Agent’s right to dispose of such Inventory, unless Agent has received an appropriate Lien Waiver or established an appropriate reserve in its Permitted Discretion; (k) is not located on leased premises or in the possession of a warehouseman, processor, repairman, mechanic, shipper, freight forwarder or other Person, unless the lessor or such Person has delivered a Lien Waiver or an appropriate Rent and Charges Reserve has been established; (l) is reflected in the details of a current perpetual inventory report; and (m) is subject to a Lien Waiver if it is held in a wine barrel in which any Person other than Agent has a Lien.

2.3                         Change in the Definition of Trigger Period.  The definition of Trigger Period in Section 1.1 of the Loan Agreement is hereby deleted as is replaced by the following:

Trigger Period:  means the period (a) commencing on the date that (i) an Event of Default occurs or (ii) for a period of five (5) or more consecutive Business Days, Availability is less than the greater of (x) $10,000,000 from the Amendment Number Three Effective Date through June 30, 2021, and $20,000,000 commencing on July 1, 2021, and at all times thereafter, or (y) 5.0% of the Borrowing Base from the Amendment Number Three Effective Date through June 30, 2021, and 10.0% of the

Borrowing Base commencing on July 1, 2021, and at all times thereafter; and (b) continuing until a period of thirty (30) consecutive days has elapsed, during which at all times (i) no Event of Default exists and (ii) Availability is more than the greater of (x) $10,000,000 from the Amendment Number Three Effective Date through June 30, 2021, and $20,000,000 commencing on July 1, 2021, and at all times thereafter, or (y) 5.0% of the Borrowing Base from the Amendment Number Three Effective Date through June 30, 2021, and 10.0% of the Borrowing Base commencing on July 1, 2021, and at all times thereafter.

2.4                               Exclusion of PPP Loan from Mandatory Prepayments.  Section 5.4.4 of the Loan Agreement is deleted and replaced with the following:

5.5.4. Without limiting the obligation of Borrowers to obtain the consent of the Required Lenders pursuant to Section 10.2.1 to the incurrence of any Debt not otherwise permitted hereunder, concurrently with any incurrence of any Debt by a Borrower (other than the PPP Loan and Debt permitted under this Agreement), Borrowers shall prepay the Obligations in an amount equal to 100% of the Net Proceeds of such Debt;

2.5                               Modification of Reporting of Borrowing Base Certificates.  Section 8.1 of the Loan Agreement is hereby deleted as is replaced by the following:

8.1                               Borrowing Base Certificates.  A Borrowing Base Certificate prepared as of the close of business of the previous month shall be delivered by Borrower Agent to Agent by (a) the 25th day of each month so long as Availability as of the last day of the preceding month was at least 12.5% of the Borrowing Base or (b) the 15th day of each month if Availability as of the last day of the preceding month was less than 12.5% of the Borrowing Base.  In addition, during a Trigger Period a mid-month  Borrowing Base Certificate prepared as of the close of business on the 15th day of then current calendar month (or if the 15th day of the then current calendar month is not a Business Day, then as of the end of the first Business Day following the 15th day of such month) and shall be delivered by Borrower Agent to Agent by the last day of such calendar month.  Borrower Agent shall also deliver to Agent Borrowing Base Certificates as reasonably requested by Agent and at any time requested by Agent following the occurrence of an Event of Default and so long as such Event of Default is continuing.  Agent shall promptly deliver a copy of the Borrowing Base Certificates to the Lenders.  All calculations of Availability in any Borrowing Base Certificate shall originally be made by Borrowers and certified by a Senior Officer, provided that Agent may from time to time review and adjust any such calculation in its Permitted Discretion (a) to reflect its reasonable estimate of declines in value of any Collateral; and (b) to the extent the calculation is not made in accordance with this Agreement or does not accurately reflect the Availability Reserve.

2.6                               Modification of Reporting of Aged Trial Balance of Accounts.  Section 8.2.1 of the Loan Agreement is hereby deleted as is replaced by the following:

8.2.1                     Records and Schedules of Accounts.  Each Borrower shall keep accurate and complete records of its Accounts, including all payments and collections thereon, and shall submit to Agent sales, collection, reconciliation and other reports in form reasonably satisfactory to Agent, on such periodic basis as Agent may request.  Each Borrower shall also provide to Agent, concurrent with the delivery of each Borrowing Base Certificate under Section 8.1 hereof, a detailed aged trial balance of all Accounts as of the end of the preceding month, or as of the close of business on the 15th day of then current calendar month (or if the 15th day of the then current calendar month is not a Business Day, then as of the end of the first Business Day following the 15th day of such month), as applicable, specifying each Account’s Account Debtor name, amount, invoice date and due date, showing any discount, allowance, credit, authorized return or dispute, and other information as Agent may reasonably request.  Each Borrower shall also provide to Agent, annually (or more frequently if reasonably requested by Agent) addresses for each of such Borrower’s Account Debtors.  If Accounts in an aggregate face amount of $100,000 or more cease to be Eligible Accounts, Borrowers shall notify Agent of such occurrence promptly (and in any event within one Business Day) after any Borrower has knowledge thereof.

2.7                               Replacement of Exhibit C (Form of Borrowing Base Certificate).  Exhibit C to the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit C attached hereto.

3.                                      WAIVER.  Effective solely upon the satisfaction of each of the conditions precedent set forth in Section 6 below, Agent and the Required Lenders signatory hereto hereby waive the Existing Events of Default. The waiver contained in this Section 3 is a limited waiver and (i) shall only be relied upon and used for the specific purpose set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver, except as otherwise expressly set forth herein, of (a) any Default or Event of Default or (b) any term or condition of the Loan Agreement and the other Loan Documents, (iii) shall not constitute nor be deemed to constitute a consent by the Agent or any Lender to anything other than the specific purpose set forth herein and (iv) shall not constitute a custom or course of dealing among the parties hereto.

4.                                      ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS,

4.1                               Borrowers each represent and warrant that the PPP Loan is a Covered Loan and satisfies all of the requirements under the CARES Act.

4.2                               Borrowers hereby covenant as follows:

A.                                    Borrower Agent shall at all times comply with the rules and regulations applicable to the “Paycheck Protection Program” added to the U.S. Small Business Administration’s 7(a) Loan Program pursuant to the CARES Act.

B.                                    The proceeds of PPP Loan shall only be used for the allowable uses as set forth Section 1102 of the CARES Act.

4.3                               Upon the request of Agent, and in any event within five (5) business days following the end of the Covered Period, Borrower Agent shall provide to Agent an accounting of all uses of the proceeds of the PPP Loan, including, without limitation, (a) an accounting of all uses of the PPP Loan during the Covered Period, and (b) the calculation of the amount of the PPP Loan that Borrower Agent has determined will be forgiven under Section 1106(b) of the CARES Act, subject to the limits on the amount of forgiveness pursuant to Section 1106(d) of the CARES Act.

4.4                               Borrowers shall (x) maintain all records required to be submitted in connection with the application for forgiveness of the PPP Loan, (y) promptly apply for forgiveness of the PPP Loan in accordance with regulations implementing Section 1105 of the CARES Act and deliver to Agent a copy of the application for forgiveness of the PPP Loan and the supporting documentation for such application, and (z) notify Lender in writing no later than two (2) Business Days following receipt by Borrowers of the determination in respect of such application for forgiveness.

5.                                      CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT.  This Amendment shall be effective only upon satisfaction in full of the following conditions precedent:

5.1                               Agent’s receipt of counterparts to this Amendment,  duly executed by the Agent, the Borrowers and the Lenders party hereto.

5.2                               On the Amendment Number Three Effective Date and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, nor shall either result from the entry into this Amendment.

5.3                               On the Amendment Number Three Effective Date and after giving effect thereto, the representations and warranties of each Obligor in the Loan Documents shall be true and correct in all material respects (provided that if a representation or warranty is by its terms already subject to a materiality qualifier, it shall not be further subject to the materiality qualifier in this Section) (except for representations and warranties that expressly relate to an earlier date).

5.4                               On the Amendment Number Three Effective Date and after giving effect thereto, no event shall have occurred or circumstance exist that has or could reasonably be expected to have a Material Adverse Effect.

6.                                      REPRESENTATIONS AND WARRANTIES.  Borrowers hereby affirm to Agent and the Lenders that all of Borrowers’ representations and warranties set forth in the Loan Agreement are true and correct in all material respects (or all respects if already qualified by materiality) as of the date hereof (except for any representations and warranties that expressly relate to an earlier date).

7.                                      LIMITED EFFECT.  Except for the specific amendments contained in this Amendment, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect.

8.                                      MISCELLANEOUS; INCORPORATION BY REFERENCE.  This Amendment is one of the Loan Documents, as defined in the Loan Agreement.  Section 14 of the Loan Agreement is incorporated herein by this reference, mutatis mutandis.

9.                                      COUNTERPARTS.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original.  All such counterparts, taken together, shall constitute but one and the same Amendment.

[Signatures are on the following pages]

IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date set forth above.

BORROWERS:
VINTAGE WINE ESTATES, INC.,
a California corporation

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	President

GROVE ACQUISITION, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

GIRARD WINERY LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

MILDARA BLASS INC.,
a California corporation

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	President

Amendment Number Three to Loan and Security Agreement

SPLINTER GROUP NAPA, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

SABOTAGE WINE COMPANY, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

GROUNDED WINE PROJECT, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

MASTERCLASS MARKETING LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

Amendment Number Three to Loan and Security Agreement

AGENT:

BANK OF THE WEST,
as Agent

By:	/s/ Eric Andersen
Name:	Eric Andersen
Title:	Vice President

Amendment Number Three to Loan and Security Agreement

LENDERS:

BANK OF THE WEST,
as a Lender

By:	/s/ Eric Andersen
Name:	Eric Andersen
Title:	Vice President

Amendment Number Three to Loan and Security Agreement

CITY NATIONAL BANK,
as a Lender

By:	/s/ Theresa Wong
Name:	Theresa Wong
Title:	Vice President

Amendment Number Three to Loan and Security Agreement

COMERICA BANK,
as a Lender

By:	/s/ Diana Fanoni
Name:	Diana Fanoni
Title:	AVP

Amendment Number Three to Loan and Security Agreement

AGCOUNTRY FARM CREDIT SERVICES, PCA, as a Lender

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Vice President

Amendment Number Three to Loan and Security Agreement

GREENSTONE FARM CREDIT SERVICES, ACA, as a Lender

By:	/s/ Curtis Flammini
Name:	Curtis Flammini
Title:	VP of Capital Markets

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Lender

By:	/s/ Curtis Flammini
Name:	Curtis Flammini
Title:	VP of Capital Markets

Amendment Number Three to Loan and Security Agreement

COMPEER FINANCIAL PCA,
as a Lender

By:	/s/ Daniel J. Best
Name:	Daniel J. Best
Title:	Director, Capital Markets

Amendment Number Three to Loan and Security Agreement

RABO AGRIFINANCE LLC,
as a Lender

By:	/s/ Sandy Siebert
Name:	Sandy Siebert
Title:	Vice President

Amendment Number Three to Loan and Security Agreement

FEDERAL AGRICULTURAL MORTGAGE CORPORATION,
as a Lender

By:	/s/ Terry D. Coleman
Name:	Terry D. Coleman
Title:	Managing Director

Amendment Number Three to Loan and Security Agreement

BANK OF HOPE,
as a Lender

By:	/s/ Peter Hennessy
Name:	Peter Hennessy
Title:	FVP

Amendment Number Three to Loan and Security Agreement